UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2009
Mediacom LLC
Mediacom Capital Corporation
(Exact names of Registrants as specified in their charters)

New York New York	333-57285-01 333-57285	06-1433421 06-1513997
(State or other jurisdiction of incorporation or organization)	(Commission File Nos.)	(IRS Employer Identification Numbers)
100 Crystal Run Road
Middletown, New York 10941
(Address of principal executive offices)
Registrants’ telephone number: (845) 695-2600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On August 13, 2009, Mediacom Communications Corporation announced that Mediacom LLC and Mediacom Capital Corporation (together, the “Companies”) have amended their previously announced cash tender offers for their outstanding 9 1/2% Senior Notes due 2013 and their outstanding 7 7/8% Senior Notes due 2011, to eliminate the maximum offer amount that applied to the tender offer for the 7 7/8% Notes. The Companies are now offering to purchase any and all of the outstanding 9 1/2% Notes and any and all of the outstanding 7 7/8% Notes that are validly tendered and not withdrawn and accepted for purchase in the tender offers. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired – None

(b)	Pro Forma Financial Information – None

(c)	Shell Company Transactions – None

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release issued on August 13, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: August 13, 2009

Mediacom LLC
By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: August 13, 2009

Mediacom Capital Corporation
By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer

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